Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combining financial statements give effect to the acquisition of Factual Data Corp. on August 21, 2003, based on the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combining financial statements. In addition, the unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002 also gives effect to Kroll Inc.'s acquisitions of Ontrack Data International, Inc. and Zolfo Cooper, LLC completed on June 13, 2002 and September 5, 2002, respectively, and Kroll’s common stock offering during October 2002, based on the assumptions and adjustments set forth in the accompanying notes.

     The unaudited pro forma condensed combining financial statements reflect the issuance of 934,712 shares of Kroll’s common stock in connection with the Factual Data acquisition. The unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002 also reflects the issuance of 6,850,360 shares of Kroll’s common stock in connection with the Ontrack acquisition, the issuance of 2,900,000 shares of Kroll’s common stock in connection with the Zolfo Cooper acquisition and the issuance of 6,325,000 shares in connection with Kroll’s common stock offering, as if such shares were outstanding for the entire year.

     The shares of Kroll’s common stock issued in connection with the Factual Data acquisition are valued based on a calculation determined upon a measurement date of August 12, 2003, as described in Note 1 of the notes to the unaudited pro forma condensed combining balance sheet. The shares of Kroll’s common stock issued in connection with the Ontrack and Zolfo Cooper acquisitions are valued based on the calculations determined upon the completion dates of these transactions indicated above.

     The Factual Data purchase price has been allocated based on preliminary estimates of the fair value of the acquired assets and liabilities. See Note 1 of the notes to unaudited pro forma condensed combining balance sheet. The pro forma adjustments are subject to change pending a final analysis of the fair values of the assets acquired and liabilities assumed of Factual Data. The impact of these changes could be material.

Periods Covered

     The unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002 is based on the individual historical statement of operations of Kroll and the individual historical statements of operations of Ontrack, Zolfo Cooper and Factual Data for the period prior to being acquired by Kroll on June 13, 2002, September 5, 2002 and August 21, 2003, respectively, as if all of these transactions had occurred as of January 1, 2002. The unaudited pro forma condensed combining statement of operations for the six months ended June 30, 2003 is based on the individual historical statements of operations of Kroll and Factual Data for the six months ended June 30, 2003, as if the Factual Data transaction had occurred as of January 1, 2002. The unaudited pro forma condensed combining balance sheet as of June 30, 2003 is based on the individual historical balance sheets of Kroll and Factual Data, as if the Factual Data acquisition had occurred on June 30, 2003.

     The unaudited pro forma condensed combining financial statements are based on estimates and assumptions. These estimates and assumptions are preliminary and have been made solely for purposes of developing this pro forma information. Unaudited pro forma condensed combining financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the acquisitions of Ontrack, Zolfo Cooper and Factual Data had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations. The pro forma condensed combining financial information does not give effect to any cost savings or restructuring and integration costs that may result from the integration of the business of Factual Data into Kroll. Costs related to restructuring and integration of Factual Data have not yet been determined.

     This unaudited pro forma condensed combining financial information is based upon the respective historical consolidated financial statements of Kroll, Ontrack, Zolfo Cooper and Factual Data and their related notes and should be read in conjunction with those statements and the related notes.

KROLL INC.
UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002
(dollars in thousands, except per share amounts)

						Pro Forma
		Historical	Pro Forma			Combined
		Ontrack and	Adjustments			Kroll,		Pro Forma			Pro Forma
		Zolfo Cooper	for Ontrack			Ontrack	Historical	Adjustments			Combined
	Kroll as	Prior to	and Zolfo			and Zolfo	Factual	for Factual			as
	Reported	Acquisition	Cooper			Cooper	Data	Data			Adjusted

NET SALES	$282,869	$69,426	$—			$352,295	$63,072	$—			$415,367
COST OF SALES	143,679	17,069	3,200	(a	)	163,948	33,871	(4,497)	(g	)	193,322

Gross profit	139,190	52,357	(3,200)			188,347	29,201	4,497			222,045

OPERATING EXPENSES:
Selling and marketing	26,720	6,707				33,427	—	8,216	(g	)	41,643
General and administrative	72,198	9,006				81,204	12,757	(1,587)	(g	)	92,374
Research and development	5,845	4,855				10,700	—	—			10,700
Amortization of other intangible assets	2,495	321	813	(b	)	4,296	4,555	(2,132)	(g	)	8,270
			667	(c	)			1,551	(h	)
Loss on sale of business unit	102					102	—	—			102
Merger related costs	—		—			—	115	—			115

Operating expenses	107,360	20,889	1,480			129,729	17,427	6,048			153,204

Operating income	31,830	31,468	(4,680)			58,618	11,774	(1,551)			68,841
OTHER INCOME (EXPENSE):
Interest expense	(4,436)	(537)	—	(d	)	(4,973)	(1,486)				(6,459)
Interest income	515	621				1,136	—	85	(g	)	1,221
Other income (expense), net	(4,351)	(69)				(4,420)	485	(85)	(g	)	(4,020)

Income before provision for income taxes	23,558	31,483	(4,680)			50,361	10,773	(1,551)			59,583
Provision for income taxes	7,067	1,038	(1,280)	(a	)	17,568	4,313	(620)	(h	)	21,261
			(325)	(b	)	—	—	—			—
			(267)	(c	)	—	—	—			—
	—		11,335	(e	)	—	—	—			—

Income from continuing operations	$16,491	$30,445	$(14,143)			$32,793	$6,460	$(931)			$38,322

BASIC INCOME PER SHARE:
Income from continuing operations	$0.56					$0.95					$1.08

Weighted average shares outstanding	29,448,531		5,021,668	(f	)	34,470,199		934,712	(i	)	35,404,911

DILUTED INCOME PER SHARE:
Income from continuing operations	$0.54					$0.92					$1.05

Weighted average shares outstanding	30,542,142		5,021,668	(f	)	35,563,810		934,712	(i	)	36,498,522

The accompanying notes to the unaudited pro forma condensed combining financial statements are an integral part of these combining financial statements.

KROLL INC.
UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2003
(dollars in thousands, except per share amounts)

		Historical
	Kroll as	Factual	Pro Forma			Pro Forma
	Reported	Data	Adjustments			Combined

NET SALES	$214,930	$44,972	$—			$259,902
COST OF SALES	94,939	23,829	(2,773)	(a	)	115,995

Gross profit	119,991	21,143	2,773			143,907

OPERATING EXPENSES:
Selling and marketing	18,978	—	4,870	(a	)	23,848
General and administrative	51,400	8,002	(924)	(a	)	58,478
Research and development	6,050	—	—			6,050
Amortization of other intangible assets	2,458	2,456	(1,173)	(a	)	4,445
		—	704	(b	)

Operating expenses	78,886	10,458	3,477			92,821

Operating income	41,105	10,685	(704)			51,086
OTHER INCOME (EXPENSE):
Interest expense, net	(1,622)	(555)	—			(2,177)
Other income (expense), net	(37)	256	—			219

Income before provision for income taxes	39,446	10,386	(704)			49,128
Provision for income taxes	15,187	4,199	(282)	(b	)	19,104

Income from continuing operations	$24,259	$6,187	$(422)			$30,024

BASIC INCOME PER SHARE:
Income from continuing operations	$0.60					$0.73

Weighted average shares outstanding	40,151,548		934,712	(c	)	41,086,260

DILUTED INCOME PER SHARE:
Income from continuing operations	$0.59					$0.71

Weighted average shares outstanding	41,206,010		934,712	(c	)	42,140,722

The accompanying notes to the unaudited pro forma condensed combining financial statements are an integral part of these combining financial statements.

KROLL INC.
UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
June 30, 2003
(dollars in thousands)

		Historical
	Kroll as	Factual	Pro Forma			Pro Forma
	Reported	Data	Adjustments			Combined

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$100,411	$12,953	$(87,415)	(a	)	$23,049
			(2,900)	(c	)
Trade accounts receivable, net of allowance for doubtful accounts	60,574	10,630	—			71,204
Unbilled revenues	28,018	—	—			28,018
Related party receivables	656	—	—			656
Deferred tax asset	5,137	464	—			5,601
Assets of discontinued operations	732					732
Prepaid expenses and other current assets	8,262	433	(200)	(c	)	8,495

Total current assets	203,790	24,480	(90,515)			137,755

PROPERTY, PLANT AND EQUIPMENT, at cost:
Land	194	—	—			194
Buildings and improvements	2,092	—	—			2,092
Leasehold improvements	13,908	924	—			14,832
Furniture and fixtures	7,865	3,315	—			11,180
Machinery and equipment	43,091	11,001	—			54,092

	67,150	15,240	—			82,390
Less-accumulated depreciation and amortization	(38,826)	(9,393)	—			(48,219)

	28,324	5,847	—			34,171

DATABASES, net of accumulated amortization	10,720	—	—			10,720
GOODWILL, net of accumulated amortization	292,354	566	78,343	(a	)	359,919
			(14,444)	(b	)
			3,100	(c	)
OTHER INTANGIBLE ASSETS, net of accumulated amortization	29,601	26,527	24,073	(b	)	80,201
DEFERRED TAX ASSET	—	2,992	(2,992)	(b	)	—
OTHER ASSETS	8,449	146	—			8,595

Total Assets	$573,238	$60,558	$(2,435)			$631,361

KROLL INC.
UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
June 30, 2003
(dollars in thousands)

		Historical
	Kroll as	Factual	Pro Forma			Pro Forma
	Reported	Data	Adjustments			Combined

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Revolving lines of credit	$695	$—	$—			$695
Current portion of long-term debt		3,010	—			3,010
Current portion of capitalized lease obligation - license agreements	—	2,811	—			2,811
Trade accounts payable	8,628	7,704	—			16,332
Related party payables	962	—	—			962
Accrued payroll and related benefits	15,523	1,629	—			17,152
Other accrued liabilities	9,905	641	—			10,546
Income taxes payable	16,023	810	—			16,833
Liabilities of discontinued operations	795	—	—			795
Deferred revenue	10,711	68	—			10,779

Total current liabilities	63,242	16,673	—			79,915

DEFERRED INCOME TAXES	5,185	—	6,637	(b	)	11,822
CONVERTIBLE NOTES, net of unamortized discount	21,307	—				21,307
CAPITALIZED LEASE OBLIGATION - license agreements, less current portion	—	3,583				3,583
LONG-TERM DEBT, net of current portion	—	2,383				2,383
OTHER LONG-TERM LIABILITIES	1,435	—				1,435

Total liabilities	91,169	22,639	6,637			120,445

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock	407	28,682	9	(a	)	416
			(28,682)	(a	) (d)
Additional paid-in capital	520,488	—	21,078	(a	)	549,326
			7,760	(a	)
Retained earnings (accumulated deficit)	(35,348)	9,506	(9,506)	(a	) (d)	(35,348)
Accumulated other comprehensive loss	(2,222)	—	—			(2,222)
Deferred compensation	(1,256)	(269)	269	(a	) (d)	(1,256)

Total stockholders’ equity	482,069	37,919	(9,072)			510,916

	$573,238	$60,558	$(2,435)			$631,361

The accompanying notes to the unaudited pro forma condensed combining financial statements are an integral part of these combining financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF
OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

PRO FORMA ADJUSTMENTS FOR ONTRACK AND ZOLFO COOPER

          (a) Represents salary expense of $3,200 to former equity partners of Zolfo Cooper in lieu of partner draw. The tax effect of the salary expense is $1,280 (assuming a tax rate of 40%).

          (b) Includes amortization of identifiable intangible assets acquired in connection with the acquisition of Ontrack of $813, based on a seven year weighted average amortization period. The tax effect of this additional expense is $325 (assuming a tax rate of 40%).

          (c) Includes amortization of identifiable intangible assets acquired in connection with the acquisition of Zolfo Cooper of $667, based on a five-year amortization period. The tax effect of this additional expense is $267 (assuming a tax rate of 40%).

          (d) In connection with the acquisition of Zolfo Cooper, Kroll incurred $75,000 of long-term debt with an estimated interest rate of 6%. During October 2002, Kroll utilized $75,000 of the net proceeds raised from its common stock offering to repay the long-term debt it incurred in connection with the Zolfo Cooper acquisition. For pro forma purposes, it was assumed that the long-term debt was repaid as of January 1, 2002.

          (e) Assumes a tax rate of 40% for Zolfo Cooper’s operating results for the period prior to being acquired by Kroll on September 5, 2002 of $28,337.

          (f) Weighted average shares outstanding of 5,021,668 represent the additional shares of Kroll’s common stock that would have been included if the shares issued by Kroll in connection with the acquisitions of Ontrack and Zolfo Cooper on June 13, 2002 and September 5, 2002, respectively, and the common stock offering during October 2002 were outstanding for the entire year.

PRO FORMA ADJUSTMENTS FOR FACTUAL DATA

          (g) Represents reclassifications of Factual Data’s line items to conform with Kroll’s presentation.

          (h) Includes amortization of identifiable intangible assets acquired in connection with the acquisition of Factual Data of $1,551, based on a ten-year weighted average amortization period. The tax effect of this additional expense is $620 (assuming a tax rate of 40%).

          (i) Weighted average shares outstanding of 934,712 represent the shares of Kroll’s common stock issued in connection with the acquisition of Factual Data, based on the volume-weighted average trading price of Kroll’s common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at their special meeting on August 21, 2003. Because the pro forma statement of operations assumes that the acquisition occurred on January 1, 2002, the shares issued have been treated as outstanding for the entire period presented.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF
OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003
(dollars in thousands)

PRO FORMA ADJUSTMENTS FOR FACTUAL DATA

          (a) Represents reclassifications of Factual Data’s line items to conform with Kroll’s presentation.

          (b) Includes amortization of identifiable intangible assets acquired in connection with the acquisition of Factual Data of $704, based on a ten-year weighted average amortization period. The tax effect of this additional expense is $282 (assuming a tax rate of 40%).

          (c) Weighted average shares outstanding of 934,712 represent the shares of Kroll’s common stock issued in connection with the acquisition of Factual Data, based on the volume-weighted average trading price of Kroll’s common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at their special meeting on August 21, 2003. Because the pro forma statement of operations assumes that the acquisition occurred on January 1, 2002, the shares issued have been treated as outstanding for the entire period presented.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
AS OF JUNE 30, 2003
(dollars in thousands)

1.       Allocation of Purchase Price

          The allocation of the purchase price among Factual Data’s assets acquired and liabilities assumed is based on preliminary estimates of fair value. These estimates of fair value could change based on the completion of Kroll’s evaluation of the assets and liabilities of Factual Data, including finalization of an independent appraisal of the assets acquired.

          The following table sets forth the components of the purchase price:

Common stock issued (934,712 shares)	$21,087
Cash consideration	87,415
Fair value of employee stock options exchanged*	7,760
Estimated transaction costs and expenses	3,100

Total purchase price	$119,362

*	Black-Scholes Description

          The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants:

Description

Dividend yield	—
Expected volatility	52.93%
Risk-free interest rate	3.31%
Expected lives	5 years

          The number of shares of Kroll’s common stock issued in connection with the acquisition of Factual Data was derived by multiplying the number of outstanding shares of Factual Data on the effective date of the merger (6,243,903 shares) by an exchange ratio of 0.1497. This ratio was calculated by dividing $3.50 by $23.38, the volume-weighted average trading price of Kroll’s common stock for the 20 consecutive trading days ended Monday, August 18, 2003, three trading days before the Factual Data special meeting of shareholders.

          The value assigned to the number of shares of Kroll’s common stock issued in connection with the acquisition of Factual Data is based on the average of Kroll’s common stock price on August 12, 2003 (the date the volume-weighted average trading price of Kroll’s common stock went below $23.85, the lowest end of the purchase price collar described in the Agreement and Plan of Reorganization dated June 23, 2003, among Kroll, Golden Mountain Acquisition Corporation and Factual Data) and the two days before and after such measurement date. This resulted in an average common stock price for pro forma valuation purposes of $22.56.

          The following table sets forth the preliminary estimate of the fair value of identifiable net assets of Factual Data acquired and acquisition goodwill:

Assets
Cash, cash equivalents, accounts receivable and unbilled revenue	$23,583
Prepaid expenses and other	897
Property, plant and equipment	5,847
Goodwill	67,565
Other intangible assets	50,600
Other assets	146

148,638
Less Liabilities
Accounts payable, accrued liabilities, deferred revenue and other current liabilities	16,673
Long-term debt and capitalized lease obligations	5,966
Deferred income taxes	6,637

Total identifiable net assets and acquisition goodwill	$119,362

2.      Pro Forma Adjustments

          (a) Represents the consideration issued in connection with the acquisition of Factual Data.

          (b) Represents the allocation of the purchase price based on preliminary estimates of fair value of Factual Data’s identifiable net assets acquired at June 30, 2003.

          The excess of the purchase price over preliminary estimates of fair value of identifiable net assets is as follows:

Total purchase price	$119,362
Less: preliminary estimate of fair value of identifiable net assets acquired	51,797

Acquisition goodwill	$67,565

Calculation of goodwill acquisition adjustment is as follows:
Acquisition goodwill	$67,565
Less: Factual Data goodwill at June 30, 2003	566

Goodwill adjustment	$66,999

          (c) Represents estimated transaction costs and expenses of $3,100 incurred by Kroll in connection with the acquisition of Factual Data, $200 of which was included at June 30, 2003.

          (d) Represents the elimination of Factual Data’s outstanding equity balances as of June 30, 2003.